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                                                                   EXHIBIT 99.08

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                 FIRST USA BANK

                 -----------------------------------------------

                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-8

                 -----------------------------------------------

                Monthly Period:                    12/01/96 to
                                                   12/31/96
                Distribution Date:                 01/15/97
                Transfer Date:                     01/14/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution.
    -----------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A (quarterly)                   $0.00000000
                              Class B (quarterly)                    0.00000000
                              Collateral Inv. Amt.                   5.24551341


    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A (quarterly)                   $0.00000000
                              Class B (quarterly)                   $0.00000000
                              Collateral Inv. Amt.                   5.24551341
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-8
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A (quarterly)                   $0.00000000
                              Class B (quarterly)                    0.00000000
                              Collateral Inv. Amt.                   0.00000000


B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                            $52,561,316.85
                              Class B                              4,122,413.32
                              Collateral Inv. Amt.                 6,644,708.03
                                                          ----------------------
                              Total                              $63,328,438.20
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        (a)   The aggregate amount of Allocations of
              Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                             $7,113,413.91
                              Class B                                557,079.90
                              Collateral Inv. Amt.                   899,889.54
                                                          ----------------------
                              Total                               $8,570,383.35
                                                          ======================

        (b)   Interest Funding Investment Proceeds
              (to Class A)                                               390.00
        (c)   Principal Funding Investment Proceeds
              (to Class A)                                                 0.00
        (d)   Withdrawals from Reserve Account
              (to Class A)                                                 0.00
                                                          ----------------------
                Total Class A Available Funds                     $7,113,803.91
                                                          ======================

        (b)   Interest Funding Investment Proceeds
              (to Class B)                                                31.62
                                                          ----------------------
                Total Class B F/C and Investment Proceeds           $557,111.52
                                                          ======================

    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the last
              day of the Monthly Period                      $19,169,342,494.19

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-8
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        (b)   Invested Amount as of the last day of the
              preceding month (Adjusted Class A Invested
              Amount during Accumulation Period)

                              Class A                           $500,000,000.00
                              Class B                             39,157,000.00
                              Collateral Inv. Amt.                63,253,000.00
                                                          ----------------------
                              Total                             $602,410,000.00
                                                          ======================

        (c)   The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                              Class A                                    2.608%
                              Class B                                    0.204%
                              Collateral Inv. Amt.                       0.330%
                                                          ----------------------
                              Total                                      3.142%

        (d)   During the Amortization Period: The Invested
              Amount as of _______ (the last day of the Revolving Period)

                              Class A                                      N.A.
                              Class B                                      N.A.
                              Collateral Inv. Amt.                         N.A.
                                                          ----------------------
                              Total                                        N.A.

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                      N.A.
                              Class B                                      N.A.
                              Collateral Inv. Amt.                         N.A.
                                                          ----------------------
                              Total                                        N.A.

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in          Aggregate
        the Accounts which were delinquent as of the end          Account
        of the day on the last day of the Monthly Period          Balance
                                                          ----------------------

        (a)   35 - 64 days                                      $349,530,813.02
        (b)   65 - 94 days                                       244,012,626.63
        (c)   95 - 124 days                                      175,806,841.80
        (d)   125 - 154 days                                     146,575,338.24
        (e)   155 - 184 days                                     121,197,342.06
        (f)   185 or more days                                    95,003,107.18
                                                          ----------------------
                              Total                           $1,132,126,068.93
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-8
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    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)  The aggregate amount of all defaulted
             Principal Receivables written off as
             uncollectible during the Collection
             Period allocable to the Invested Amount
             (the aggregate "Investor Default
             Amount")

                              Class A                             $2,254,549.27
                              Class B                               $176,562.77
                              Collateral Inv. Amt.                  $285,214.01
                                                          ----------------------
                              Total                               $2,716,326.05
                                                          ======================

        (b)  The amount set forth in paragraph 5(a)
             above in respect of the Monthly Investor
             Default Amount, per original $1,000
             interest

                              Class A                                     $4.51
                              Class B                                      4.51
                              Collateral Inv. Amt.                         4.51
                                                          ----------------------
                              Total                                       $4.51
                                                          ======================


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)  The aggregate amount of Class A Investor
             Charge-Offs and the reductions in the
             Class B Invested Amount and the Collateral
             Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================



        (b)  The amounts set forth in paragraph 6(a)
             above, per $1,000 original certificate
             principal amount (which will have the
             effect of reducing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-8
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        (c)  The aggregate amount of Class A Investor
             Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                              Class A                                      $0.00
                              Class B                                       0.00
                              Collateral Inv. Amt.                          0.00
                                                              ------------------
                              Total                                        $0.00
                                                              ==================


        (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                      $0.00
                              Class B                                       0.00
                              Collateral Inv. Amt.                          0.00
                                                              ------------------
                              Total                                        $0.00
                                                              ==================

    7.  Investor Servicing Fee.
        -----------------------

        (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                              Class A                                $625,000.00
                              Class B                                 $48,946.25
                              Collateral Inv. Amt.                    $79,066.25
                                                              ------------------
                              Total                                  $753,012.50
                                                              ==================


        (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                              Class A                                $1.25000000
                              Class B                                 1.25000000
                              Collateral Inv. Amt.                    1.25000000
                                                              ------------------
                              Total                                  $1.25000000
                                                              ==================

    8.  Reallocated Principal Collections.
        ----------------------------------

        The amount of Reallocated Collateral and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
        Investor Charge-Offs for the prior month.

                              Class B                                      $0.00
                              Collateral Inv. Amt.                          0.00
                                                              ------------------
                              Total                                        $0.00
                                                              ==================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-8
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    9.  Collateral Invested Amount.
        ---------------------------

        (a)   The amount of the Collateral Invested Amount
              as of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month             $63,253,000.00

        (b)   The Required Collateral Invested Amount as
              of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to
              be made in respect of the preceding month          $63,253,000.00

   10.  The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                              Class A                                1.00000000
                              Class B                                1.00000000
                                                          ----------------------
                              Total (weighted avg.)                  1.00000000

   11.  The Portfolio Yield.
        --------------------

        The Portfolio Yield for the related Monthly Period               11.66%

   12.  The Base Rate.
        --------------

        The Base Rate for the related Monthly Period                      7.76%



C.  Information Regarding the Interest Funding Account.
    ---------------------------------------------------

    Beginning Balance         (Class A)                           $2,471,388.89
        Plus: Interest for Related Monthly Period from
              Finance Charge Account                               2,391,666.67
        Plus: Interest on Interest Funding Account Balance
              for Related Monthly Period                                 390.00
        Less: Withdrawals to Finance Charge Account                      390.00
        Less: Withdrawals to Distribution Account                         $0.00
                                                          ----------------------
    Ending Balance            (Class A)                           $4,863,055.56
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-8
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    Beginning Balance         (Class B)                             $200,625.24
        Plus: Interest for Related Monthly Period from
              Finance Charge Account                                 194,153.46
        Plus: Interest on Interest Funding Account Balance
              for Related Monthly Period                                  31.62
        Less: Withdrawals to Finance Charge Account                       31.62
        Less: Withdrawals to Distribution Account                         $0.00
                                                          ----------------------
    Ending Balance            (Class B)                             $394,778.70

D.  Information Regarding the Principal Funding Account.
    ----------------------------------------------------

    1.  Accumulation Period.
        --------------------

        (a)   Accumulation Period commencement date                    10/31/00

        (b)   Accumulation Period length                                      2

        (c)   Accumulation Period Factor                                   7.19

        (d)   Required Accumulation Factor Number                            11

        (e)   Controlled Accumulation Amount                    $326,818,181.82

        (f)   Minimum Payment Rate (last 12 months)                       9.54%

    2.  Principal Funding Account.
        --------------------------

    Beginning Balance                                                     $0.00
        Plus: Principal Collections for Related Monthly
              Period from Principal Account                                0.00
        Plus: Interest on Principal Funding Account
              Balance for Related Monthly Period                           0.00
        Less: Withdrawals to Finance Charge Account                        0.00
        Less: Withdrawals to Distribution Account                          0.00
                                                          ----------------------
    Ending Balance                                                        $0.00

    3.  Accumulation Shortfall.
        -----------------------

              The Controlled Deposit Amount for the
              previous Monthly Period                                       N/A

        Less: The amount deposited into the Principal
              Funding Account for the previous Monthly
              Period                                                        N/A
                                                          ----------------------

              Accumulation Shortfall for previous Monthly
              Period                                                        N/A
                                                          ======================

              Aggregate Accumulation Shortfalls                             N/A
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-8
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    4.  Principal Funding Investment Shortfall.
        ---------------------------------------

              Covered Amount                                                N/A

        Less: Principal Funding Investment Proceeds                         N/A
                                                          ----------------------
              Principal Funding Investment Shortfall                        N/A

E.  Information Regarding the Reserve Account.
    ------------------------------------------

    1.  Required Reserve Account Analysis.
        ----------------------------------

        (a)   Required Reserve Account Amount percentage
              (0.5% of Class A Invested Amount or other
              amount designated by Transferor)                            0.00%

        (b)   Required Reserve Account Amount ($)                         $0.00

        (c)   Required Reserve Account Balance after
              effect of any transfers on the Related
              Transfer Date                                               $0.00


        (d)   Reserve Draw Amount transferred to the
              Finance Charge Account on the Related
              Transfer Date

    2.  Reserve Account Investment Proceeds.
        ------------------------------------

        Reserve Account Investment Proceeds transferred to
        the Finance Charge Account on the Related Transfer
        Date                                                              $0.00


    3.  The Portfolio Adjusted Yield.
        -----------------------------

        The Portfolio Adjusted Yield for the related Mthly
        Period                                                            3.95%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                     FIRST USA BANK
                                     as Servicer

                                     By: /s/ W. Todd Peterson
                                         ------------------------------
                                         W. Todd Peterson
                                         Vice President